UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2012

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure.

On March 29, 2012 at 9:00 am (ET), Dave Zatezalo, President and Chief Executive Officer of Rhino GP LLC, the general partner of Rhino Resource Partners LP (“Rhino”), and Scott Morris, Vice President of External Reporting and Investor Relations of Rhino GP LLC, will present at the BB&T Capital Markets Commercial & Industrial Conference in Coral Gables, FL.

The conference presentation will be broadcast over the Internet as an audio-only Webcast.  To listen, please go to Rhino’s website at www.rhinolp.com, under “Investor Relations.”  An archive of the event will be available for 30 days for those unable to listen live.  Any related presentation materials will also be available March 29, 2012 on Rhino’s website under “Investor Relations” and “Presentations” and are included herein as exhibit 99.1.

The information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless Rhino specifically states in a future filing that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933or the Exchange Act.

ITEM 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation slides for BB&T Capital Markets Commercial & Industrial Conference dated March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC, Its General Partner
Dated: March 29, 2012
	By:	/s/ Joseph R. Miller
	Name:	Joseph R. Miller
	Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

99.1	Presentation slides for BB&T Capital Markets Commercial & Industrial Conference dated March 29, 2012.